Exhibit 10.20.7

SEVENTH AMENDMENT TO LEASE AGREEMENT

DATED AS OF DECEMBER 8, 2015

BY AND BETWEEN

ESA P PORTFOLIO L.L.C.,

ESA P PORTFOLIO MD TRUST, AND

ESH/TN PROPERTIES L.L.C.

INDIVIDUALLY AND COLLECTIVELY

AS LANDLORD

AND

ESA P PORTFOLIO OPERATING LESSEE LLC

AS TENANT

SEVENTH AMENDMENT TO LEASE AGREEMENT

THIS SEVENTH AMENDMENT TO LEASE AGREEMENT (this “Agreement”) is entered into as of December 8, 2015, by and between ESA P PORTFOLIO L.L.C., a Delaware limited liability company, ESA P PORTFOLIO MD TRUST, a Delaware statutory trust, and ESH/TN PROPERTIES L.L.C., a Delaware limited liability company (individually and collectively, “Landlord”), and ESA P PORTFOLIO OPERATING LESSEE LLC (f/k/a ESA P Portfolio Operating Lessee Inc.), a Delaware limited liability company (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of October 8, 2010 as amended by (a) that certain First Amendment to Lease Agreement dated as of April 9, 2012, (b) that certain Second Amendment to Lease Agreement dated as of November 30, 2012, (c) that certain Third Amendment to Lease Agreement dated as of December 13, 2012, (d) that certain Fourth Amendment to Lease Agreement dated as of April 15, 2013, (e) that certain Fifth Amendment to Lease Agreement (the “Fifth Amendment”) dated as of November 11, 2013 and (f) that certain Sixth Amendment to Lease Agreement (“Sixth Amendment”) dated as of July 28, 2014 (collectively, as so amended, the “Original Lease Agreement”) pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;

WHEREAS, in connection with the sale of the properties listed on Schedule I attached hereto (collectively, the “Hotels”), Landlord and Tenant wish to remove the Hotels from the definitions of Land and Leased Property and to appropriately adjust the Rent to reflect such sale; and

WHEREAS, Landlord and Tenant wish to amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Amendment. In connection with the sale of the Hotels,

(a) Article 2 of the Original Lease Agreement is hereby amended by adding Section 2.5, which shall provide as follows:

“This Agreement shall automatically terminate with respect to any of the Hotels upon the date that such Hotel(s) are sold, conveyed or otherwise transferred to another party, such that such Hotel(s) are no longer owned or leased, as applicable, by Tenant.”

(b) Pursuant to Section 1(a) above, it is hereby acknowledged and agreed that the Original Lease Agreement is automatically terminated with respect to the Hotels listed on Schedule I attached hereteo and such Hotels are automatically released and therefore deleted from Exhibit A of the Original Lease Agreement (as replaced in its entirety by Annex A to the Fifth Amendment, as amended by Section 1(a) of the Sixth Amendment).

(c) Exhibit A of the Original Lease Agreement (as replaced in its entirety by Annex A to the Fifth Amendment, as amended by Section 1(b) to the Sixth Amendment) is hereby amended by deleting the “Aggregate” row thereof and replacing the same with the following:

Address	Minimum Rent – Through 12/31/2015	Minimum Rent – 2016	Minimum Rent – 2017	Minimum Rent – 2018
Aggregate	$446,452,000.00	$459,848,000.00	$473,640,000.00	$487,851,000.00

Address	Minimum Rent – 2019	Minimum Rent – 2020	Minimum Rent – 2021	Minimum Rent – 2022	Minimum Rent – 2023
Aggregate	$502,487,000.00	$517,560,000.00	$533,089,000.00	$549,078,000.00	$565,552,000.00

Address	Minimum Rent – 2024	Minimum Rent – 2025	Minimum Rent – 2026	Minimum Rent – 2027	Minimum Rent – 2028
Aggregate	$582,519,000.00	$599,996,000.00	$617,993,000.00	$636,532,000.00	$655,632,000.00

(d) Exhibit C of the Original Lease Agreement (as replaced in its entirety by Annex B to the Fifth Amendment, as amended by Section 1(c) to the Sixth Amendment) is hereby amended by deleting the definitions of “Tier 1 Threshold”, “Tier 2 Threshold” and “Tier 3 Threshold” therefrom and replacing them with the following:

(i) “‘Tier 1 Threshold’ means $869,000,000, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.”

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(ii) “‘Tier 2 Threshold’ means $996,000,000, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.”

(iii) “‘Tier 3 Threshold’ means $1,152,000,000, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.”

2. Fiscal Year 2015 Percentage Rent. In calculating Percentage Rent for Fiscal Year 2015, the Thresholds shall be calculated using the weighted average of the Thresholds set forth in the Original Lease Agreement (weighted by the number of days elapsed in Fiscal Year 2015 prior to the date of this Amendment) and the Thresholds set forth on Exhibit C of the Original Lease Agreement (as replaced in its entirety by Annex B to the Fifth Amendment, as amended by Section 1(c) to the Sixth Amendment, as amended by Section 1(d) of this Seventh Amendment above) (weighted by the number of days in Fiscal Year 2015 from and after the date of this Amendment). From and after the date of this Amendment, each Progress Installment in Fiscal Year 2015 shall be calculated (utilizing the weighted average of the Thresholds described above) to reflect the number of months or partial months remaining in such Fiscal Year.

3. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Agreement.

4. Applicable Law. This Agreement shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Agreement, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

5. Successors Bound. This Agreement shall be binding upon and inure to the benefit of Lessee, its successors and assigns, and shall be binding and inure to the benefit of Manager and its permitted assigns.

6. Headings. Headings of sections are inserted only for convenience and are in no way to be construed as a limitation on the scope of the particular sections to which they refer.

7. Incorporation of Recitals. The recitals set forth in the preamble of this Agreement are hereby incorporated into this Agreement as if fully set forth herein.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above first written.

LANDLORD

ESA P PORTFOLIO L.L.C.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

ESA P PORTFOLIO MD TRUST

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

ESH/TN PROPERTIES L.L.C.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

TENANT

ESA P PORTFOLIO OPERATING LESSEE LLC

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	Vice President and Secretary

SEVENTH AMENDMENT TO OPERATING LEASE (P PORTFOLIO)

SCHEDULE I

Hotels

	Address	Owner
18	4861 W. McDowell Rd., Phoenix, AZ	ESA P Portfolio L.L.C.
22	4800 S. Butterfield Dr., Tucson, AZ	ESA P Portfolio L.L.C.
25	2102 West Dunlap Ave, Phoenix, AZ	ESA P Portfolio L.L.C.
30	11211 N. Black Canyon Hwy, Phoenix, AZ	ESA P Portfolio L.L.C.
40	11299 Point East Dr., Rancho Cordova, CA	ESA P Portfolio L.L.C.
58	3460 W. Shaw Ave., Fresno, CA	ESA P Portfolio L.L.C.
120	4850 Leetsdale Dr., Glendale, CO	ESA P Portfolio L.L.C.
122	715 Kipling St., Lakewood, CO	ESA P Portfolio L.L.C.
123	3490 Afternoon Cr, Colorado Springs, CO	ESA P Portfolio L.L.C.
124	8750 Grant St, Thornton, CO	ESA P Portfolio L.L.C.
125	3705 N Chambers Rd., Aurora, CO	ESA P Portfolio L.L.C.
150	3031 West Commercial Blvd., Fort Lauderdale, FL	ESA P Portfolio L.L.C.
151	12358 E. Colonial Dr., Orlando, FL	ESA P Portfolio L.L.C.
199	6295 Jimmy Carter Blvd., Norcross, GA	ESA P Portfolio L.L.C.
200	200 Lawrenceville St., Norcross, GA	ESA P Portfolio L.L.C.
202	474 W. Pike St., Lawrenceville, GA	ESA P Portfolio L.L.C.
667	7049 Jimmy Carter Blvd., Norcross, GA	ESA P Portfolio L.L.C.
232	1177 S Northpoint Blvd., Waukegan, IL	ESA P Portfolio L.L.C.

SCH: I-1

269	9775 Lenexa Dr, Lenexa, KS	ESA P Portfolio L.L.C.
275	2750 Gribbin Dr., Lexington, KY	ESA P Portfolio L.L.C.
278	1401 Browns Lane, Louisville, KY	ESA P Portfolio L.L.C.
285	3070 E. Texas St., Bossier City, LA	ESA P Portfolio L.L.C.
286	104 Mallard Rd., Sulphur, LA	ESA P Portfolio L.L.C.
288	11140 Boardwalk Dr., Baton Rouge, LA	ESA P Portfolio L.L.C.
324	11808 Middlebelt Rd., Livonia, MI	ESA P Portfolio L.L.C.
352	155 Chapel Ridge Rd, Hazelwood, MO	ESA P Portfolio L.L.C.
358	14800 East 42nd St., Independence, MO	ESA P Portfolio L.L.C.
359	6065 N. Lindbergh Blvd., Hazelwood, MO	ESA P Portfolio L.L.C.
362	4301 N. Corrington Ave, Kansas City, MO	ESA P Portfolio L.L.C.
392	5008 NC 55, Durham, NC	ESA P Portfolio L.L.C.
391	7910 N. Point Blvd., Winston-Salem, NC	ESA P Portfolio L.L.C.
406	2868 Route 73 North, Maple Shade, NJ	ESA P Portfolio L.L.C.
425	5020 Ellison NE, Albuquerque, NM	ESA P Portfolio L.L.C.
430	4240 Boulder Highway, Las Vegas, NV	ESA P Portfolio L.L.C.
445	11645 Chesterdale Rd., Springdale, OH	ESA P Portfolio L.L.C.
458	11457 Chester Rd., Sharonville, OH	ESA P Portfolio L.L.C.
481	520 Harlow Rd., Springfield, OR	ESA P Portfolio L.L.C.
482	3535 Fisher Rd NE, Salem, OR	ESA P Portfolio L.L.C.
508	130 Mobile Dr., Spartanburg, SC	ESA P Portfolio L.L.C.

SCH: I-2

523	1210 Murfreesboro Rd., Nashville, TN	ESH/TN Properties L.L.C.
526	5885 Shelby Oaks Dr., Memphis, TN	ESH/TN Properties L.L.C.
542	5959 Guhn Rd, Houston, TX	ESA P Portfolio L.L.C.
544	2130 Hwy 6 South, Houston, TX	ESA P Portfolio L.L.C.
546	2544 US Hwy 67, Mesquite, TX	ESA P Portfolio L.L.C.
549	12621 Hymeadow Rd., Austin, TX	ESA P Portfolio L.L.C.
552	3440 W. Walnut Hill Dr, Irving, TX	ESA P Portfolio L.L.C.
569	3804 Tanacross Dr., Fort Worth, TX	ESA P Portfolio L.L.C.
583	17425 Dallas Pkwy, Dallas, TX	ESA P Portfolio L.L.C.
605	5683 South Redwood Rd., Salt Lake City, UT	ESA P Portfolio L.L.C.
639	12803 E. Sprague Ave., Spokane, WA	ESA P Portfolio L.L.C.
643	25104 Pacific Hwy South, Kent, WA	ESA P Portfolio L.L.C.
644	2101 N. Meridian, Puyallup, WA	ESA P Portfolio L.L.C.
645	8801 South Hosmer St., Tacoma, WA	ESA P Portfolio L.L.C.

SCH: I-3